Exhibit 99.2

Investor and Analyst Conference Call January 29, 2004 TALX Corporation A Leader in Payroll/HR Outsourcing

Financial Highlights Three Months Ended December 2003 Total revenues - $29.4 million 1% growth compared to the same quarter last year The Work Number Services revenue - $10.0 million 11% growth compared to the same quarter last year Gross Margin - 56.6% 150 basis point improvement over the same quarter last year Earnings from continuing operations: $2.5 million $0.18 per diluted share Includes $0.03 per share charge for incremental legal, accounting and severance costs

TALX
3

Transforming Payroll/HR Processes


ePayroll
Electronic Paystub
Payroll Cards
FasTime
Automated Announcements
Electronic Time Entry & Reporting
PeopleSoft
Hewitt
Ceridian
HR/Payroll System
SAP
Tesseract
Lawson
Custom
Exult
ADP
UCeXpress
UC Claims Management
Employment Tax Credits
UC Tax Planning
THE WORK NUMBER
Employment & Income Verifications
W-2eXpress
W-2 Issue/Reissue
W-2c Processing

Safe Harbor Statement Statements expressing the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, anticipated revenue and earnings in fiscal 2004 and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. These risks and uncertainties include, without limitation, the risks detailed in the company's 2003 Form 10-K/A under the caption "Risk Factors" in "Part 1, Item 1 - Business," and those described in other documents and reports we file from time to time with the Securities and Exchange Commission, press releases and other communications. These risks include, but are not limited to (1) the risks associated with pending litigation, investigations, and possible future proceedings as a result of matters related to our recent financial statement restatements; (2) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; (3) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services; (4) risks associated with our ability to maintain the accuracy and confidentiality of our clients' employee data; (5) the risk that our revenues from The Work Number may fluctuate due to changes in the level of residential mortgage activity and interest rates; (6) risks associated with our ability to prevent breaches of confidentiality as we initiate large-scale processing of verifications; (7) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability could be significantly harmed if those requirements were relaxed; (8) risks associated with any modifications to or failures to extend work opportunity or welfare to work tax credit laws; (9) risks associated with any interpretation of laws prohibiting the unauthorized practice of law to include the unemployment cost management or tax services that we provide; (10) risks associated with future challenges regarding applicability of the Fair Credit Reporting Act or any new privacy legislation or interpretation of existing laws; (11) risks associated with changes in economic conditions or unemployment compensation laws; (12) risk of interruption of our computer network and telephone operations including potential slow- down or loss of business as potential clients review our operations; and (13) risk of loss of revenue associated with the discontinuance of 900 number telephone service. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change.

Operations Highlights Three Months Ended December 2003 Revenues of $29.4 million 1% growth over prior year's $29.2 million The Work Number - 11% growth Unemployment Cost Management - 3% decrease Software and Maintenance - 19% decrease Gross profit increased to $16.7 million from $16.1 million last year Gross margin improved 150 basis points to 56.6% from 55.1% last year SG&A expenses increased to 41.6% of revenues from 39.1% last year Operating margin decreased to 15.0% of revenues from 16.0% last year Diluted EPS from continuing operations decreased to $0.18 compared to $0.19 last year Diluted EPS includes a $0.03 per share charge for incremental legal, accounting and severance costs UC eXpress TWN HRBAS Software and Maintenance 0.62 0.34 0 0.04

Operations Highlights Nine Months Ended December 2003 Revenues of $91.1 million 8% growth over prior year's $84.3 million 10% combined growth in core services - TWN & UCM The Work Number - 29% increase Unemployment Cost Management - 1% increase Software and Maintenance - 23% decrease Gross profit increased to $51.5 million from $45.6 million last year Gross margin improved 240 basis points to 56.5% from 54.1% last year SG&A expenses increased to 40.4% of revenues from 38.5% last year Operating margin improved 40 basis points to 16.1% of revenues from 15.7% last year Diluted EPS from continuing operations increased 13% to $0.60 compared to $0.53 last year UC eXpress TWN HRBAS Software and Maintenance 61 36 0 0 3

Cash Flow Highlights Three and Nine Months Ended December 2003 Cash flow from operations Three months: $5.4 million compared to $6.1 million last year Nine months: $16.4 million compared to $19.5 million last year Uses of cash Three months Nine months Debt repayment $2.5 million $10.8 million Stock repurchase - $1.8 million (131,000 shares) Capital expenditures $2.0 million $4.2 million Dividend payments $0.7 million $1.8 million

Financial Position Highlights December 31, 2003 Cash and investments - $6.6 million $5.9 million at September 2003 and $9.4 million at March 2003. Debt - $11.3 million Compared to $13.8 million at September 2003 and $22.0 million at March 2003. Debt to equity decreased to .28 to 1 at December 2003 from .40 to 1 at March 2003 Days sales outstanding in accounts receivable - 50 days Compared to 48 days at September 2003 and 45 days at March 2003 Treasury stock 323,000 shares remain in the treasury at December 2003 at an average price of $13.02 per share

Growth Drivers The Work Number: 85% share of outsourced market (TALX estimate) Core service - acquire additional records and expand verifier base Expanded services gaining market penetration ePayroll "Paperless Pay" W-2 eXpress FasTime Unemployment cost management: 35% of outsourced market (TALX estimate) Revenue growth - gain market penetration and sell tax services to existing and new clients Cost consolidation and margin improvement Annual contracts Cross-selling

The Work Number Services Revenue History Qtr 1 01 Qtr 2 01 Qtr 3 01 Qtr 4 01 Qtr 1 02 Qtr 2 02 Qtr 3 02 Qtr 4 02 Qtr 1 03 Qtr 2 03 Qtr 3 03 Qtr 4 03 Qtr 1 04 Qtr 2 04 Qtr 3 04 Qtr 4 04 Proj East 4132000 4531000 4635000 5796000 6103000 6659000 6856000 7566000 7617000 8573000 9011000 10733000 10943000 11627000 10028000 12600000

1st Qtr FY 03 2nd Qtr FY 03 3rd Qtr FY 03 4th Qtr FY 03 1st Qtr FY 04 2nd Qtr FY 04 3rd Qtr FY 04 Other 0.11 0.05 0.04 0.06 0.05 0.07 0.08 Social Services 0.07 0.05 0.06 0.07 0.07 0.08 0.1 Mortgage/Credit 0.41 0.49 0.55 0.56 0.57 0.5 0.44 Pre-Employment 0.41 0.41 0.35 0.31 0.31 0.35 0.38 3/1/2001 3/2/2002 3/3/2003 12/31/2003 Records on Database 43005000 60706000 76396000 87433000 Records under Contract 52616000 70179000 81977000 93199000 The Work Number Services Employment Records and Verifier Revenue Mix Employment Record History Verifier Revenue Mix

Mortgage index Records Revenue 3/31/1999 100 100 100 4/2/1999 100 100 100 4/9/1999 98.2 100 100 4/16/1999 106.9 100 100 4/23/1999 102.9 100 100 4/30/1999 106.6 100 100 5/7/1999 103.8 100 100 5/14/1999 93.1 100 100 5/21/1999 96.6 100 100 5/28/1999 96.6 100 100 6/4/1999 74.9 100 100 6/11/1999 95.8 100 100 6/18/1999 85.8 100 100 6/25/1999 85.2 100 100 7/2/1999 87.4 102.7 107.2 7/9/1999 60.7 102.7 107.2 7/16/1999 76.1 102.7 107.2 7/23/1999 73.7 102.7 107.2 7/30/1999 78.1 102.7 107.2 8/6/1999 74.5 106.6 107.2 8/13/1999 72 106.6 107.2 8/20/1999 70.7 106.6 107.2 8/27/1999 73.9 106.6 107.2 9/3/1999 63.7 117.8 107.2 9/10/1999 54.1 117.8 107.2 9/17/1999 64.8 117.8 107.2 9/24/1999 63 117.8 107.2 10/1/1999 69.4 124.9 119.5 10/8/1999 64.5 124.9 119.5 10/15/1999 60.1 124.9 119.5 10/22/1999 61.9 124.9 119.5 10/29/1999 66.6 124.9 119.5 11/5/1999 64.8 129.1 119.5 11/12/1999 61.6 129.1 119.5 11/19/1999 70.6 129.1 119.5 11/26/1999 44.3 129.1 119.5 12/3/1999 58.4 136 119.5 12/10/1999 56.5 136 119.5 12/17/1999 54.2 136 119.5 12/24/1999 39.1 136 119.5 12/31/1999 36.8 136 119.5 1/7/2000 51.5 139.1 141.4 1/14/2000 61.1 139.1 141.4 1/21/2000 57.6 139.1 141.4 1/28/2000 67.7 139.1 141.4 2/4/2000 75.8 140.7 141.4 2/11/2000 69.3 140.7 141.4 2/18/2000 68.4 140.7 141.4 2/25/2000 66.3 140.7 141.4 3/3/2000 78.4 151.9 141.4 3/10/2000 77.5 151.9 141.4 3/17/2000 77.5 151.9 141.4 3/24/2000 82.8 151.9 141.4 3/31/2000 76.7 151.9 141.4 4/7/2000 82.6 153.9 156.9 4/14/2000 78.9 153.9 156.9 4/21/2000 79.3 153.9 156.9 4/28/2000 78.7 153.9 156.9 5/5/2000 68.3 159.5 156.9 5/12/2000 65.2 159.5 156.9 5/19/2000 70.5 159.5 156.9 5/26/2000 64.6 159.5 156.9 6/2/2000 59.9 168.9 156.9 6/9/2000 56.3 168.9 156.9 6/16/2000 56.8 168.9 156.9 6/23/2000 56.6 168.9 156.9 6/30/2000 59 168.9 156.9 7/7/2000 55.2 173.5 172.1 7/14/2000 61.3 173.5 172.1 7/21/2000 58.1 173.5 172.1 7/28/2000 56.8 173.5 172.1 8/4/2000 60.4 180 172.1 8/11/2000 59.4 180 172.1 8/18/2000 55.9 180 172.1 8/25/2000 56.9 180 172.1 9/1/2000 58.5 185.2 172.1 9/8/2000 62.4 185.2 172.1 9/15/2000 61.2 185.2 172.1 9/22/2000 59.8 185.2 172.1 9/29/2000 62.2 185.2 172.1 10/6/2000 59.6 190.2 176 10/13/2000 61.5 190.2 176 10/20/2000 62 190.2 176 10/27/2000 64.7 190.2 176 11/3/2000 65.5 195.3 176 11/10/2000 69.1 195.3 176 11/17/2000 63.7 195.3 176 11/24/2000 63 195.3 176 12/1/2000 69.5 198.8 176 12/8/2000 73.6 198.8 176 12/15/2000 67.6 198.8 176 12/22/2000 64.3 198.8 176 12/29/2000 54.3 198.8 176 1/5/2001 87.4 202.8 220.1 1/12/2001 126.4 202.8 220.1 1/19/2001 108.2 202.8 220.1 1/26/2001 99.3 202.8 220.1 2/2/2001 117.9 205.6 220.1 2/9/2001 113.6 205.6 220.1 The Work Number Services Mortgage Statistics Index Interest rate 1/7/2000 -0.434 0.0824 1/14/2000 -0.399 0.0829 1/21/2000 -0.379 0.0834 1/28/2000 -0.391 0.0835 2/4/2000 -0.293 0.0839 2/11/2000 -0.284 0.084 2/18/2000 -0.205 0.0842 2/25/2000 -0.407 0.0823 3/3/2000 -0.223 0.0825 3/10/2000 -0.182 0.0831 3/17/2000 -0.251 0.0823 3/24/2000 -0.162 0.0823 3/31/2000 -0.207 0.0827 4/7/2000 -0.13 0.0822 4/14/2000 -0.236 0.0811 4/21/2000 -0.202 0.0815 4/28/2000 -0.236 0.0835 5/5/2000 -0.112 0.0848 5/12/2000 -0.11 0.0864 5/19/2000 -0.097 0.0862 5/26/2000 -0.187 0.0847 6/2/2000 -0.029 0.0821 6/9/2000 -0.171 0.083 6/16/2000 -0.107 0.0819 6/23/2000 -0.109 0.0833 6/30/2000 -0.095 0.0825 7/7/2000 -0.025 0.0814 7/14/2000 0.096 0.0823 7/21/2000 0.075 0.0818 7/28/2000 -0.009 0.0821 8/4/2000 0.099 0.0804 8/11/2000 0.105 0.0786 8/18/2000 -0.073 0.0804 8/25/2000 0.002 0.0791 9/1/2000 0.17 0.0785 9/8/2000 0.161 0.0797 9/15/2000 0.176 0.079 9/22/2000 0.175 0.0783 9/29/2000 0.112 0.078 10/6/2000 0.15 0.0787 10/13/2000 0.148 0.0779 10/20/2000 0.248 0.0758 10/27/2000 0.202 0.077 11/3/2000 0.233 0.0776 11/10/2000 0.204 0.0772 11/17/2000 0.042 0.0761 11/24/2000 0.111 0.076 12/1/2000 0.288 0.0747 12/8/2000 0.381 0.0737 12/15/2000 0.313 0.0718 12/22/2000 0.734 0.0709 12/29/2000 0.269 0.0707 1/5/2001 0.683 0.0679 1/12/2001 1.432 0.0704 1/19/2001 1.017 0.0704 1/26/2001 0.805 0.0703 2/2/2001 0.97 0.0691 2/9/2001 1.121 0.069 2/16/2001 1.025 0.0709 2/23/2001 0.86 0.0704 3/2/2001 1.024 0.0697 3/9/2001 0.835 0.069 3/16/2001 0.767 0.0682 3/23/2001 0.937 0.0684 3/30/2001 1.059 0.0699 4/6/2001 0.815 0.069 4/13/2001 0.81 0.0712 4/20/2001 0.652 0.0707 4/27/2001 0.83 0.0718 5/4/2001 0.64 0.0718 5/11/2001 0.781 0.072 5/18/2001 0.468 0.0716 5/25/2001 0.672 0.0729 6/1/2001 0.529 0.0716 6/8/2001 0.73 0.0712 6/15/2001 0.618 0.0709 6/22/2001 0.539 0.0701 6/29/2001 0.484 0.0727 7/6/2001 0.402 0.0717 7/13/2001 0.36 0.0709 7/20/2001 0.556 0.0699 7/27/2001 0.586 0.0696 8/3/2001 0.548 0.07 8/10/2001 0.531 0.0687 8/17/2001 0.64 0.0685 8/24/2001 0.758 0.0683 8/31/2001 0.927 0.0683 9/7/2001 0.767 0.0673 9/14/2001 0.603 0.0664 9/21/2001 0.945 0.0663 9/28/2001 1.251 0.0652 10/5/2001 1.621 0.0649 10/12/2001 1.999 0.0661 10/19/2001 1.631 0.0659 10/26/2001 1.369 0.0647 11/2/2001 1.878 0.064 11/9/2001 1.774 0.0637 11/16/2001 1.813 0.0684 11/23/2001 1.612 0.0698 Year-over-Year Change in Total Mortgage Applications Source: Mortgage Bankers Assn. The Work Number Revenue Compared to Mortgage Index & Records Encouraging Trend

The Work Number Services Metrics The Work Number Employment and Income Verification 4.7 million records added to the database during the quarter 11.0 million records added to the database fiscal year-to-date 93.2 million records under contract 87.4 million live and 5.8 million in backlog "Paperless Pay" and FasTime Cost savings for clients Revenue should continue to increase as several large clients come on line 50% growth in FasTime revenues FYTD 2004 versus 2003 Healthy sales pipeline could double ePayroll revenue run rate in the next 6 - 9 months W-2 eXpress 52% growth to approximately 8.5 million W-2s on the service for fiscal 2004 versus 2003 25% growth to over 120 clients for fiscal 2004 versus 2003 Gross Margin - 70.8% FYTD

UC eXpress Unemployment Cost Management Services 1% growth in fiscal year-to-date revenues from last year New sales and Johnson acquisition, moderated by loss of smaller clients last year Economic environment causing slowdown in tax consulting business Cross sell specialized unemployment tax consulting services Solid core revenues and cash flows Improving margins Believe states' unemployment fund crisis should enhance value proposition of service

Key Client Orders for TALX Services TALX Client The Work Number UC eXpress ePayroll W-2 eXpress Air Liquide Avon Products Citizens Bank C&S Wholesale Cooper Industries El Torito Restaurants Heartland Food Holland Group Hollywood Entertainment Kraft General Foods Kroger La Quinta Inns Mosaic Panera Bread New Service Ordered in Q3 Existing Service

Key Client Orders for TALX Services TALX Client The Work Number UC eXpress ePayroll W-2 eXpress Pennzoil Quaker State Perot Systems Perry Ellis International Progressive Corp RGIS Inventory Specialists Spectaguard Speedway SuperAmerica Sun Healthcare Group Tyson Foods Union Pacific University of Louisville University of So California Unisource Worldwide Wal-Mart New Service Ordered in Q3 Existing Service

Key Investment Highlights Expectations for our Business Model: Estimated total revenue of $122 - $125 million EPS growth (continuing operations) Estimate of $0.87 - $0.92 in FY 2004 Strong 4th quarter W-2 eXpress revenues realized UCeXpress performance bonuses realized TWN transaction volumes up during January Solid and improving gross margins Strong and expanding operating margin Strong and growing operating cash flow